Exhibit 99.1

Press Release                              Source: DigitalFX International, Inc.

QORUS.COM INC. Announces New Ticker Symbol

LAS  VEGAS,  NV--(MARKET  WIRE)--Aug 1, 2006 -- QORUS.COM INC. (OTC BB:QRUS.OB -
News) announced today that, effective as of August 2, 2006, the name of the Company will be changed to DigitalFX International, Inc. and the Company will change its ticker symbol on the Over-The-Counter Bulletin Board to DFXN (OTC BB:DFXN.OB - News). Also, the increase in the number of authorized shares of the Company's Common Stock, the mandatory conversion of Preferred Stock issued in conjunction with the Company's exchange transaction with VMdirect, LLC, and a 1-for-50 reverse stock split will become effective as of August 2, 2006. Accordingly, as of August 2, 2006, the post-reverse-stock-split Common Stock of the Company will start trading on the Over-The-Counter Bulletin Board, and there will be a total of approximately 22,074,456 shares of Common Stock issued and outstanding.

About  DigitalFX  International,  Inc.

DigitalFX is a social networking and digital communications company. The Company develops and markets proprietary web-based social networking software applications, including video email, video instant messaging and live webcasting. DigitalFX bundles its proprietary applications with other open source applications and sells them as an integrated suite through an Internet-based subscription model. The Company's Web 2.0 communication tools enable users to create, transcode, send, manage and store all forms of digital media content (i.e., photos, videos, music, documents). These innovative social networking applications are scalable, customizable and highly extendible.

Currently, the primary source of subscribers for these applications is the Company's social networking website, www.helloworld.com. DigitalFX intends to aggressively expand its subscription base by offering its suite of communications tools to affinity groups, enterprises and other social networks, using its unique multi-tiered marketing program. By providing subscribers with its rich and expanding suite of collaborative applications, DigitalFX is facilitating the rapidly accelerating trends in streaming media, social networking, podcasting and self-generated content. With its dynamic marketing strategy and the remarkable ease of use of its products, the Company intends to simplify the digital lives of millions of subscribers.

FORWARD-LOOKING  STATEMENTS

The information contained herein includes forward-looking statements. These statements relate to future events or to our future financial performance, and involve known and unknown risks, uncertainties and other factors that may cause our actual results, levels of activity, performance, or achievements to be materially different from any future results, levels of activity, performance or achievements expressed or implied by these forward-looking statements. You should not place undue reliance on forward-looking statements since they involve known and unknown risks, uncertainties and other factors which are, in some cases, beyond our control and which could, and likely will, materially affect actual results, levels of activity, performance or achievements. Any forward-looking


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statement  reflects  our  current  views  with  respect  to future events and is subject to these and other risks, uncertainties and assumptions relating to our operations, results of operations, growth strategy and liquidity. We assume no obligation to publicly update or revise these forward-looking statements for any reason, or to update the reasons actual results could differ materially from those anticipated in these forward-looking statements, even if new information becomes available in the future. The safe harbor for forward-looking statements contained in the Securities Litigation Reform Act of 1995 protects companies from liability for their forward-looking statements if they comply with the requirements of the Act.


Contact:

     CONTACT:

     Keating After Market Support, LLC
     Pamela Solly
     Phone: (720) 489-4912
     ps@keatingAMS.com


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Source: DigitalFX International, Inc.